Other Investment	9 Months Ended
Sep. 30, 2022
Investments, All Other Investments [Abstract]
Other Investment

Note 4. Other Investment

At September 30, 2022, the Company had a $500,000 unsecured loan receivable amount that contained a conversion feature. The Company had the right to convert the outstanding balance of the loan, including all accrued but unpaid interest, into equity of the borrower. In the event that no agreement for acquisition is reached, the Company, in its sole and subjective discretion, may elect to proceed under the existing repayment schedule or convert the loan to equity. Given this conversion feature, the amount receivable from the borrower is thus classified as an “Other Investment” as of September 30, 2022.